Exhibit 99.1

news release [Fannie Mae logo]

Media Hotline: 1-888-326-6694
Consumer Resource Center: 1-800-732-6643

Contact: Janis Smith

202-752-6673

Number: 3628

Date: October 18, 2005

Fannie Mae Announces Fourth Quarter Common and Preferred Stock Dividends; Company Maintains Common Stock Dividend of Twenty-Six Cents Per Share

WASHINGTON, DC – The Board of Directors of Fannie Mae (FNM/NYSE) today declared a fourth quarter dividend on the company’s common stock of twenty-six cents ($0.26) per share, unchanged from the third quarter. The Board also declared dividends on the company’s preferred stock in accordance with the terms of the preferred stock.

The dividend payments declared by the Board are as follows:

•	a dividend on its outstanding common stock of $0.26 per share;

•	a dividend on its outstanding preferred stock, Series D, of $0.65625 per share; —

•	a dividend on its outstanding preferred stock, Series E, of $0.63750 per share; —

•	a dividend on its outstanding preferred stock, Series F, of $0.1713 per share; —

•	a dividend on its outstanding preferred stock, Series G, of $0.2938 per share; —

•	a dividend on its outstanding preferred stock, Series H, of $0.7263 per share; —

•	a dividend on its outstanding preferred stock, Series I, of $0.6719 per share; —

•	a dividend on its outstanding preferred stock, Series J, of $0.5895 per share; —

•	a dividend on its outstanding preferred stock, Series K, of $0.6745 per share; —

•	a dividend on its outstanding preferred stock, Series L, of $0.6406 per share; —

•	a dividend on its outstanding preferred stock, Series M, of $0.5938 per share; —

•	a dividend on its outstanding preferred stock, Series N, of $0.6875 per share; —

•	a dividend on its outstanding preferred stock, Series O, of $0.8750 per share; and —

•	a dividend on its outstanding Convertible Series 2004-1 preferred stock, of $1,343.75 per share. —

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Fourth Quarter Common Stock Dividend
Page Two

The dividend payment on the common stock will be made to registered holders of common stock as shown on the books of the corporation at the close of business on October 31, 2005, to be payable on November 25, 2005. The payment date for the Preferred Stock dividends is December 31, 2005, which is a Saturday. The Certificate of Designation for each series of preferred stock states that if a payment date falls on a non-business day, the payment will be made on the next business day. Dividend payments on the preferred stock will be made on Tuesday, January 3, 2006. The preferred stock dividends were declared in accordance with their respective Certificates of Designation of Terms, all of which are available on the company’s Web site, www.fanniemae.com.

A dividend of $0.65625 per share will be paid to the registered holders of preferred stock, Series D, as shown on the books of the corporation at the close of business on December 15, 2005, that is outstanding at the close of business on December 15, 2005, for the period from and including September 30, 2005, to but excluding December 31, 2005, to be payable on December 31, 2005.

A dividend of $0.63750 per share will be paid to the registered holders of preferred stock, Series E, as shown on the books of the corporation at the close of business on December 15, 2005, that is outstanding at the close of business on December 15, 2005, for the period from and including September 30, 2005, to but excluding December 31, 2005, to be payable on December 31, 2005.

A dividend of $0.1713 per share will be paid to the registered holders of preferred stock, Series F, as shown on the books of the corporation at the close of business on December 15, 2005, that is outstanding at the close of business on December 15, 2005, for the period from and including September 30, 2005, to but excluding December 31, 2005, to be payable on December 31, 2005.

A dividend of $0.2938 per share will be paid to the registered holders of preferred stock, Series G, as shown on the books of the corporation at the close of business on December 15, 2005, that is outstanding at the close of business on December 15, 2005, for the period from and including September 30, 2005, to but excluding December 31, 2005, to be payable on December 31, 2005.

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Fourth Quarter Common Stock Dividend
Page Three

A dividend of $0.7263 per share will be paid to the registered holders of preferred stock, Series H, as shown on the books of the corporation at the close of business on December 15, 2005, that is outstanding at the close of business on December 15, 2005, for the period from and including September 30, 2005, to but excluding December 31, 2005, to be payable on December 31, 2005.

A dividend of $0.6719 per share will be paid to the registered holders of preferred stock, Series I, as shown on the books of the corporation at the close of business on December 15, 2005, that is outstanding at the close of business on December 15, 2005, for the period from and including September 30, 2005, to but excluding December 31, 2005, to be payable on December 31, 2005.

A dividend of $0.5895 per share will be paid to the registered holders of preferred stock, Series J, as shown on the books of the corporation at the close of business on December 15, 2005, that is outstanding at the close of business on December 15, 2005, for the period from and including September 30, 2005, to but excluding December 31, 2005, to be payable on December 31, 2005.

A dividend of $0.6745 per share will be paid to the registered holders of preferred stock, Series K, as shown on the books of the corporation at the close of business on December 15, 2005, that is outstanding at the close of business on December 15, 2005, for the period from and including September 30, 2005, to but excluding December 31, 2005, to be payable on December 31, 2005.

A dividend of $0.6406 per share will be paid to the registered holders of preferred stock, Series L, as shown on the books of the corporation at the close of business on December 15, 2005, that is outstanding at the close of business on December 15, 2005, for the period from and including September 30, 2005, to but excluding December 31, 2005, to be payable on December 31, 2005.

A dividend of $0.5938 per share will be paid to the registered holders of preferred stock, Series M, as shown on the books of the corporation at the close of business on December 15, 2005, that is outstanding at the close of business on December 15, 2005, for the period from and including September 30, 2005, to but excluding December 31, 2005, to be payable on December 31, 2005.

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Fourth Quarter Common Stock Dividend
Page Four

A dividend of $0.6875 per share will be paid to the registered holders of preferred stock, Series N, as shown on the books of the corporation at the close of business on December 15, 2005, that is outstanding at the close of business on December 15, 2005, for the period from and including September 30, 2005, to but excluding December 31, 2005, to be payable on December 31, 2005.

A dividend of $0.8750 per share will be paid to the registered holders of preferred stock, Series O, as shown on the books of the corporation at the close of business on December 15, 2005, that is outstanding at the close of business on December 15, 2005, for the period from and including September 30, 2005, to but excluding December 31, 2005, to be payable on December 31, 2005.

A dividend of $1,343.75 per share will be paid to the registered holders of Convertible Series 2004-1 preferred stock, as shown on the books of the corporation at the close of business on December 15, 2005, that is outstanding at the close of business on December 15, 2005, for the period from and including September 30, 2005, to but excluding December 31, 2005, to be payable on December 31, 2005.

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Fannie Mae is a New York Stock Exchange Company. It operates pursuant to a federal charter. Fannie Mae has pledged through its American Dream Commitment to expand access to homeownership for millions of first-time home buyers; help raise the minority homeownership rate to 55 percent; make homeownership and rental housing a success for millions of families at risk of losing their homes; and expand the supply of affordable housing where it is needed most. More information about Fannie Mae can be found on the Internet at http://www.fanniemae.com.